Exhibit 10.6
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TIAA BANK
301 W. Bay Street
Jacksonville, FL 32202

Home Point Financial Corporation
2211 Old Earhart Road, Suite 250
Ann Arbor MI 48105
Attention: [***]
Email: [***]

Re:    Eighth Amendment to the Amended and Restated Master Repurchase Agreement and Amended and Restated Pricing Letter (“Eighth Amendment”).
Ladies and Gentlemen:
This Eighth Amendment, effective as of June 29, 2022 (the “Amendment Effective Date”), amends that certain Amended and Restated Pricing Letter dated September 18, 2020, as amended, (the “Pricing Letter”), and that Amended and Restated Master Repurchase Agreement dated September 18, 2020, as amended (the “Repurchase Agreement”), by and among Home Point Financial Corporation (the “Seller), TIAA, FSB, formerly known as EverBank (as Administrative Agent for the Buyers and as “Buyer”) and Capital One, National Association (as “Buyer”). The Repurchase Agreement and Pricing Letter are sometimes collectively referred to herein as the “Agreement”.
WHEREAS, Seller and Buyers have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.     Amendments.

(a)    [***].

(b) Section 2 of the Repurchase Agreement is hereby amended to add the following definitions in alphabetical order:
““Minimum Reserve Amount” shall have the meaning specified in the Pricing Letter.”
““Reserve Account” shall mean the account established pursuant to Section 9(c) hereof.”

““Reserve Amount” shall mean all cash and other amounts on deposit in the Reserve Account.”

(c) Section 4(e) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
“(e) Any cash transferred to Buyer pursuant to Section 4(b) above may be either credited to the Repurchase Price of the related Transactions, or, at Buyer’s option, may be placed in the Reserve Account until such time that Buyer determines, in its sole discretion, that the Margin Deficit has been eliminated, and following elimination of the Margin Deficit Buyer shall deposit the remaining portion of the cash transfer in excess of the Minimum Reserve Amount, if any, into the Haircut Account.”

(d) Section 8(a) of the Repurchase Agreement is hereby amended by amending and restating Section 8(a)(xvi) in its entirety as follows and by adding Section 8(a)(xvii) to the end thereof as follows:

“(xvi) the Reserve Amount and the Reserve Account; and

(xvii) any other property, rights, title or interests as are specified on a Mortgage Loan Schedule and/or Transaction Request and/or in the Warehouse Electronic System.”

(e) Section 9(c) of the Repurchase Agreement is amended and restated in its entirety as follows:

“(c) Reserve Account. Seller shall establish and maintain a Reserve Account, in the form of a deposit account. Buyer shall have exclusive withdrawal rights from such Reserve Account. The Reserve Account shall be established with Buyer. Seller shall deposit an amount equal to the Minimum Reserve Amount or other amount determined by Buyer. Funds deposited in the Reserve Account may be transferred as set forth herein. Any interest or other earnings on the investment of funds held in the Reserve Account shall be deposited in the Reserve Account, subject to withdrawal pursuant hereto. The Reserve Amount shall be held as cash margin and collateral for all Obligations under this Agreement. Without limiting the generality of the foregoing, in the event that a Margin Call or other Default exists, Buyer shall be entitled to use any or all of the Reserve Amount to cure such circumstances or otherwise exercise remedies available to Buyer without prior notice to, or consent from, Seller.”

(f) Section 12 of the Repurchase Agreement is amended to add Section 12(cc) to the end thereof as follows:
“(cc) Minimum Reserve Amount. Seller shall at all times maintain the Minimum Reserve Amount in the Reserve Account or such other amount determined by Buyer at any time and from time to time. In the event Buyer makes any withdrawal from the Reserve Account or determines that a Margin Deficit or other deficiency exists, Buyer shall provide Seller notice of such withdrawal, Margin Deficit or deficiency, and Seller shall have one (1) Business Day following such notice to deposit sufficient funds in the Reserve Account to satisfy the Minimum Reserve Amount, Margin Deficit or other deficiency. Buyer shall have the right, but not the obligation, at any time and from time to time to transfer funds from the Inbound Account or the Haircut Account to the Reserve Account to maintain the Minimum Reserve Amount without notice to Seller.”
(g) Section 13(c) of the Repurchase Agreement is amended by adding Section 12(cc) as follows to the end of the list of Sections therein for which failure to perform would trigger an Immediate Covenant Default:
“12(cc) (Minimum Reserve Amount); or”

SECTION 2.    Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.
SECTION 3.    Fees. In addition to the fees contemplated by the Agreement, the Seller shall pay the Warehouse Fees as and when required hereunder.
SECTION 4.    Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Eighth Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 5.    Representations. In order to induce Buyers to execute and deliver this Eighth Amendment, Seller hereby represents and warrants to Buyers that as of the date hereof, except as otherwise expressly waived by Buyers in writing, Seller is in full compliance with all of the terms and conditions of the Facility Documents, including without limitation all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.
SECTION 6.    GOVERNING LAW. THIS EIGHTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS EIGHTH AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.
SECTION 7.    Counterparts. This Eighth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Eighth Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Eighth Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.
[Space below intentionally blank; signatures follow on next page.]

IN WITNESS WHEREOF, Administrative Agent, the Buyers and Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the date first above written.

TIAA, FSB, formerly known as EVERBANK, as Administrative Agent and a Buyer By: /s/ Mark Bucior Name: Mark Bucior Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Buyer By: /s/ Paul Spiridigliozzi Name: Paul Spiridigliozzi Title: Managing Director

HOME POINT FINANCIAL CORPORATION, as Seller By: /s/ Joseph Ruhlin Name: Joseph Ruhlin Title: Treasurer

SCHEDULE 1

WAREHOUSE FEES

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